COMPASS 2 AND 3 VARIABLE ACCOUNTS:

                          MONEY MARKET VARIABLE ACCOUNT

                        Supplement to Current Prospectus


Effective September 1, 2004, MFS has agreed to a voluntary reduction in its management fee for the Money Market Variable Account from an annual rate of 0.50% to 0.45% on net assets in excess of $500 million. This fee reduction arrangement may only be changed with approval by the Board of Managers which oversees the Fund.

                The date of this Supplement is September 1, 2004.